                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             October 15, 2007

                              Island Pacific, Inc.
                     (formerly known as SVI Solutions, Inc.)
   --------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
   --------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         0-23049                                        33-0896617
-----------------------------                  ----------------------------
(Commission File Number)                       (IRS Employer Identification No.)


19800 MacArthur Boulevard, Suite 1200, Irvine, California              92612
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)

                                 (949) 476-2212
   --------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

   ---------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM     2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 15, 2007, Island Pacific, Inc. (the "Company") issued a press release announcing its preliminary financial results for the fiscal years ended March 31, 2005, 2006 and 2007. A copy of the press release is furnished as Exhibit
99.1 to this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this
Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 7.01         REGULATION FD DISCLOSURE

On October 15, 2007, the Company issued a press release announcing that it is in final negotiations to sell its Island Pacific Merchandising Systems (IPMS) Division for $16 million, and that it expects to complete the agreement by the end of the month and expects the transaction to close by the end of 2007. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. There can be no assurance that the Company will complete the sale of its IPMS Division on the terms and in the time frame described above, or at all.

In accordance with General Instruction B.2 of Form 8-K, the information in this
Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of
Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibit No.       Description
         -----------       -----------
         99.1              Press Release dated October 15, 2007 announcing
                           preliminary financial results for the fiscal years ended March 31, 2005, 2006 and 2007 and announcing final negotiations to sell the Company's IPMS
                           Division.

FORWARD-LOOKING AND CAUTIONARY STATEMENTS

This report contains "forward-looking statements" within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements are statements other than historical information or statements of current condition and relate to matters such as future financial performance, future operational performance, the anticipated impact of specific items on future earnings, and our plans, objectives and expectations. Some forward-looking statements may be identified by use of terms such as "expects," "anticipates," "intends," "estimates," "believes," "projects," "should," "will," "plans" and similar words.

Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected. Forward-looking statements, including those with respect to the Company's preliminary financial results and anticipated sale of its IPMS Division, should be considered in conjunction with the cautionary statements contained in the "Risk Factors" section and elsewhere in the Company's Annual Report on Form 10-K/A for the fiscal year ended March 31, 2004 and other risk factors identified from time to time in the Company's filings with the Securities and Exchange Commission. Forward-looking statements should not be regarded as representations by the Company that its objectives or plans will be achieved or that any of its operating expectations or financial forecasts will be realized. The Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                  Island Pacific, Inc.

Date:  October 17, 2007                           By: /s/ Barry Schechter
                                                      --------------------------
                                                  Name:  Barry Schechter
                                                  Title: Chief Executive Officer